EXHIBIT G
                                             TO AMERICOLD CORPORATION AGREEMENT


                            SUBORDINATION PROVISIONS



                  Each promissory note evidencing subordinated Indebtedness (as defined in the Credit Agreement to which this Exhibit G is attached) and each mortgage or other document created a lien securing such subordinated Indebtedness incurred by Americold Corporation, an Oregon corporation (the "Company"), shall have the following subordination provisions included therein, and shall include in the text of such promissory note the language: "THE INDEBTEDNESS EVIDENCED BY THIS NOTE AND THE LIEN OF THE INSTRUMENTS SECURING THIS NOTE ARE SUBORDINATE AND JUNIOR IN RIGHT OF PAYMENT TO ALL SENIOR INDEBTEDNESS (AS DEFINED IN ANNEX A HERETO) TO THE EXTENT PROVIDED IN ANNEX A." and in the mortgage or other document the language: "THE LIEN CREATED BY THIS AGREEMENT AND THE INDEBTEDNESS SECURED HEREBY ARE SUBORDINATE AND JUNIOR IN RIGHT OF PAYMENT TO ALL SENIOR INDEBTEDNESS (AS DEFINED IN ANNEX A HERETO) TO THE EXTENT PROVIDED IN ANNEX A."

                                                ANNEX A TO PROMISSORY NOTE
                                                AND MORTGAGE OR OTHER DOCUMENT

                  Section 1.1. Subordination of Liabilities. Americold Corporation, an Oregon corporation (the "Company"), for itself, its successors and assigns, covenants and agrees and each holder of the promissory note (each such holder sometimes called a "Junior Creditor") which is secured by the mortgage or other document creating a lien to which this Annex A is attached (the "Note") by its acceptance thereof likewise covenants and agrees that the payment of the principal of, and interest on, and all other amounts owing in respect of, the Note is hereby expressly subordinated, to the extent and in the manner hereinafter set forth, to the prior indefeasible payment in full of Senior Indebtedness (as defined in Section 1.7) in cash. The liens created by any Junior Lien Document (as defined below) shall be junior and subordinate in all respects to the liens purported to be created by any pledge, mortgage, security agreement or other document relating to the Senior Indebtedness (collectively, the "Senior Lien Documents"), regardless of any defect in such documents, whether or not such Senior Lien Documents are enforceable, whether or not the security interests thereunder are perfected, regardless of the priority of such Senior Lien Documents with respect to the Junior Lien Documents under applicable law and regardless of any other circumstance that might otherwise give priority to the Junior Lien Documents. The provisions of this Annex A shall constitute a continuing offer to all persons who, in reliance upon such provisions, become holders of, or continue to hold, Senior Indebtedness, and such provisions are made for the benefit of the holders of Senior Indebtedness, and such holders are hereby made obligees hereunder to the same extent as if their names were written herein as such, and they and/or each of them may proceed to enforce such provisions.

                  The Holder of the Note agrees that notwithstanding any other provision of the Note to the contrary, no cash interest (except as permitted by Section 6.11 of the Credit Agreement referred to below) or any principal shall at any time become due under any circumstances on or prior to November 15, 1999 (the provisions of this sentence being herein called the "Repayment Alteration Provisions").

                  Section 1.2. Company Not to Make Payments with Respect to Notes in Certain Circumstances. (a) Upon the maturity of any Senior Indebtedness (including interest thereon or fees or any other amounts owing in respect thereof), whether at stated maturity, by acceleration or otherwise, all principal thereof and premium, if any, and interest thereof or fees or any other amounts owing in respect thereof, in each case to the extent due and owing at such time, shall first be paid in full in cash, or such payment duly provided for in cash or in a manner satisfactory to the holder or holders of such Senior Indebtedness, before any payment is made on account of the principal of (including installments thereof), or interest on, or any amount otherwise owing in respect of, the Note (the "Junior Indebtedness"). Each holder of the Note hereby agrees that, so long as any Senior Indebtedness remains unpaid, it will not ask, demand, sue for, or otherwise take, accept or receive, any amounts owing in respect of the Note or take any action to enforce any provision of any document ("Junior Lien Documents") creating a pledge, mortgage, lien or security interest to secure repayment of any portion of the Junior Indebtedness. Except to the extent required by law, the holder of the Note shall not be entitled to notice of such sale and such holder agrees that five (5) business days' notice of any such sale or other disposition is reasonable notice to the extent such notice is required by applicable law. The holder of the Note hereby consents to any motion or application the holder of Senior Indebtedness may make to obtain relief from any automatic stay imposed under applicable bankruptcy law in order for the holder of Senior Indebtedness to enforce the terms of the Senior Lien Documents. The holder of the Note will not oppose any such motion or application.


                  (b) In the event that notwithstanding the provisions of the preceding subsection (a) of this Section 1.02, the Company shall make any payment on account of the principal of, or interest on, or amounts otherwise owing in respect of, the Note at a time when payment is not permitted by said subsection (a), such payment shall be held by the holder of the Note, in trust for the benefit of, and shall be paid forthwith over and delivered to, the holders of Senior Indebtedness or their representative or representatives under the agreements pursuant to which the Senior Indebtedness may have been issued, as their respective interests may appear, for application pro rata to the payment of all Senior Indebtedness remaining unpaid to the extent necessary to pay all Senior Indebtedness in full in cash in accordance with the terms of such Senior Indebtedness, after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness. Without in any way modifying the provisions of this Annex A or affecting the subordination effected hereby, if such notice is not given, the Company shall give the holder of the Note prompt written notice of any maturity of Senior Indebtedness after which such Senior Indebtedness remains unsatisfied.

                  Section 1.3. Note Subordinated to Prior Payment of all Senior Indebtedness on Dissolution, Liquidation or Reorganization of Company. Upon any distribution of assets of the Company upon any dissolution, winding up, liquidation or reorganization of the Company (whether in bankruptcy, insolvency or receivership proceedings or upon an assignment for the benefit of creditors or otherwise):

                  (a) the holders of all Senior Indebtedness shall first be entitled to receive payment in full in cash or in a manner satisfactory to the holder or holders of such Senior Indebtedness of the principal thereof, premium, if any, and interest (including, without limitation, all interest accruing after the commencement of any bankruptcy, insolvency, receivership or similar proceeding at the rate provided in the governing documentation whether or not such interest is an allowed claim in such proceeding) and all other amounts due thereon before the holder of the Note is entitled to receive any payment on account of the principal of or interest on or any other amount owing in respect of the Note;

                  (b) any payment or distributions of assets of the Company of any kind or character, whether in cash, property or securities to which the holder of the Note would be entitled except for the provisions of this Annex A, shall be paid by the liquidating trustee or agent or other person making such payment or distribution, whether a trustee or agent, directly to the holders of Senior Indebtedness or their representative or representatives under the agreements pursuant to which the Senior Indebtedness may have been issued, to the extent necessary to make payment in full of all Senior Indebtedness remaining unpaid, after giving effect to any concurrent payment or distribution to the holders of such Senior Indebtedness; and

                  (c) in the event that, notwithstanding the foregoing provisions of this Section 1.03, any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, shall be received by the holder of the Note on account of principal of, or interest or other amounts due on, the Note before all

         Senior Indebtedness is paid in full in cash or in a manner satisfactory to the holder or holders of such Senior Indebtedness, or effective provisions made for its payment, such payment or distribution shall be received and held in trust for and shall be paid over to the holders of the Senior Indebtedness remaining unpaid or unprovided for or their representative or representatives under the agreements pursuant to which the Senior Indebtedness may have been issued, for application to the payment of such Senior Indebtedness until all such Senior
         Indebtedness shall have been paid in full in cash or in a manner satisfactory to the holder or holders of such Senior Indebtedness, after giving effect to any concurrent payment or distribution to the holders of such Senior Indebtedness.

                  Without in any way modifying the provisions of this Annex A or affecting the subordination effected hereby, if such notice is not given, the Company shall give prompt written notice to the holder of the Note of any dissolution, winding up, liquidation or reorganization of the Company (whether in bankruptcy, insolvency or receivership proceedings or upon an assignment for the benefit of creditors or otherwise). In order to enable Senior Creditor to enforce its rights hereunder, each Junior Creditor hereby irrevocably authorizes and empowers the Senior Creditor (in its own name or in the name of such Junior Creditor or otherwise), but the Senior Creditor shall have no obligation to, enforce claims comprising any of the Junior Indebtedness by proof of debt, proof of claim, suit or otherwise and take generally any action which such Junior Creditor might otherwise be entitled to take, as Senior Creditor may deem necessary or advisable for the enforcement of its rights or interests hereunder.

                  Section 1.4. Subrogation. Subject to the prior payment in full of all Senior Indebtedness in cash, the holder of the Note shall be subrogated to the rights of the holders of Senior Indebtedness to receive payments or distributions of assets of the Company applicable to the Senior Indebtedness until all amounts owing on the Note shall be paid in full, and for the purpose of such subrogation no payments or distributions to the holders of the Senior Indebtedness by or on behalf of the Company or by or on behalf of the holder of the Note by virtue of this Annex A which otherwise would have been made to the holder of the Note, shall be deemed to be payment by the Company to or on account of the Senior Indebtedness, it being understood that the provisions of this Annex A are and are intended solely for the purpose of defining the relative rights of the holder of the Note, on the one hand, and the holders of the Senior Indebtedness, on the other hand.

                  Section 1.5. Obligation of the Company Unconditional. Nothing contained in this Annex A or in the Note (other than the Repayment Alteration Provisions) is intended to or shall impair, as between the Company and its holder of the Note, the obligation of the Company, which is absolute and unconditional, to pay to the holder of the Note the principal of and interest on the Note as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the holder of the Note and creditors of the Company other than the holders of the Senior Indebtedness, nor shall anything herein or therein prevent the holder of the Note from exercising all remedies otherwise permitted by applicable law, subject to the rights, if any, under this Annex A of the holders of the Senior Indebtedness in respect of cash, property, or securities of the Company received upon the exercise of any such remedy. Upon any distribution of assets of the Company referred to in this Annex A, the holder of the Note shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which such dissolution, winding up, liquidation or reorganization proceedings are pending, or a certificate of the liquidating trustee or agent or other person making any distribution to the holder of the Note, for the purpose of ascertaining the persons entitled to participate in such distribution, the holders of the Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Annex A.



                  Section 1.6. Subordination Rights not Impaired by Acts or Omissions of Company or Holders of Senior Indebtedness. No right of any present or future holders of any Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by an act or failure to act on the part of the Company or by any act or failure to act in good faith by any such holder, or by any noncompliance by the Company with the terms and provisions of the Note, regardless of any knowledge thereof which any such holder may have or be otherwise charged with. The holders of the Senior Indebtedness may, without in any way affecting the obligations of the holder of the Note with respect thereto, at any time or from time to time and in their absolute discretion, change the manner, place or terms of payment of, change or extend the time of payment of, or renew or alter, any Senior Indebtedness, or amend, modify or supplement any agreement or instrument governing or evidencing such Senior Indebtedness or any other document referred to therein, or exercise or refrain from exercising any other of their rights under the Senior Indebtedness including, without limitation, the waiver of a default thereunder and the release of any collateral securing such Senior Indebtedness, all without notice to or assent from the holder of the Note.

                  Section 1.7. Senior Indebtedness. (a) The term "Senior Indebtedness" shall mean all Obligations (as defined below) of the Company and/or its Subsidiaries (as defined below) under the Credit Agreement (as defined below) and any renewal, extension, restatement or refunding thereof.

                  (a) As used in this Agreement, the terms set forth below shall have the respective meanings provided below:

                  "Credit Agreement" shall mean the Credit Agreement dated as of October 30, 1997 among the Company, Americold Services Corporation, Vornado Crescent Portland Partnership, and Goldman Sachs Mortgage Company, as Lender and as Agent, as the same may be modified, supplemented, amended or refinanced from time to time, and including any agreement extending the maturity of, refinancing or restructuring (including, but not limited to, the inclusion of additional borrowers thereunder that are subsidiaries of the Company and whose obligations are guaranteed by the Company thereunder or any increase in the amount borrowed) all or any portion of, the indebtedness under such agreement or of any successor agreements.

                  "Creditor" shall mean each of Junior Creditor and Senior Creditor.

                  "Junior  Creditor   Agreements"   shall  mean  each  agreement
evidencing the obligations of the Junior Indebtedness.

                  "Obligations" shall mean any principal, interest, premium, penalties, fees and other liabilities and obligations payable under the documentation governing any Senior Indebtedness (including, without limitation, all interest accruing after the commencement of any bankruptcy, insolvency, receivership or similar proceeding at the rate provided in the governing documentation, whether or not such interest is an allowed claim in such proceeding).

                  "Senior   Creditor"  shall  mean  the  holder  of  the  Senior
Indebtedness or its representative.

                  Section 1.8. Certain Provisions Relating to Senior Lien Documents and Junior Lien Documents. (a) Each Creditor shall be solely responsible for perfecting and maintaining the perfection of its Lien in and to each item constituting the collateral in which such Creditor has been granted a lien. The foregoing provisions of this Annex A are intended solely to govern the respective lien priorities as between the Creditors and shall not impose on Senior Creditor any obligations in respect of the disposition of proceeds of foreclosure on any Collateral which would conflict with prior perfected claims therein in favor of any other person or any order or decree of any court or other governmental authority or any applicable law. Each Junior Creditor agrees that it will not contest the validity, perfection, priority or enforceability of the liens upon the collateral of Senior Creditor and that as between Senior Creditor and Junior Creditors, the terms of this Annex A shall govern even if part or all of the Senior Indebtedness or the Liens securing payment and performance thereof are avoided, disallowed, set aside or otherwise invalidated in any judicial proceeding or otherwise.

                  1.9. Manqagement of Collateral. Subject to the provisions of the Uniform Commercial Code and applicable law, Senior Creditor shall have the exclusive right to manage, perform and enforce the terms of the Senior Lien Documents with respect to the Collateral, to exercise and enforce all privileges and rights thereunder according to its discretion and the exercise of its business judgment, including, without limitation, the exclusive right to take or retake control or possession of such Collateral and to hold, prepare for sale, process, sell, lease, dispose of, or liquidate such collateral.

                   1.10. Release and Sale of Collateral. Notwithstanding anything to the contrary contained in any of the Junior Lien Documents or the Junior Indebtedness, only Senior Creditor shall have the right to restrict or permit, or approve or disapprove, the sale, transfer or other disposition of collateral. Each Junior Creditor shall, immediately upon the request of Senior Creditor, release or otherwise terminate its Liens on the Collateral to the extent such Collateral is sold or otherwise disposed of either by (a) Senior Creditor or its agents or (b) Debtor with the consent of Senior Creditor. Each Junior Creditor shall immediately deliver such release documents as Senior Creditor may require in connection therewith.

                  1.11. Certain Waivers by Junior Creditor. Notwithstanding any rights or remedies available to a Junior Creditor under any of the Junior Creditor Agreements, applicable law or otherwise, and except as provided in the remainder of this Annex A, each Junior Creditor shall not, directly or indirectly, (a) seek to collect from the Company (including, without limitation, from or by way of any collateral) any of the Junior Indebtedness or exercise any of its rights or remedies upon a default or event of default by the Company under its Junior Creditor Agreements or otherwise, or (b) seek to foreclose or realize upon (judicially or non-judicially) its Lien on any Collateral or assert any claims or interests therein (including, without limitation, by setoff or notification of account debtors), or (c) commence any action or proceeding against the Company or consent thereto or its properties under the U.S. Bankruptcy Code or any state insolvency law or similar present or future statute, law or regulation or any proceedings for voluntary liquidation, dissolution or other winding up of Debtor's business, or the appointment of any trustee, receiver or liquidator for the Company or any part of its properties or any assignment for the benefit of creditors or any marshaling of assets of the Company, or (d) take any other action against the Company or the collateral. The foregoing shall not in any way limit or impair the right of any Junior Creditor from bidding for and purchasing Collateral at any private or judicial foreclosure upon such Collateral initiated by Senior Creditor or from filing proofs of claim, financing statements or continuation statements, or taking any other actions necessary to preserve the enforceability of the Junior Indebtedness and the Liens securing the Junior Indebtedness and the perfection of such Liens.